ADDENDUM TO FUNDING AGREEMENT


     This Addendum to Funding Agreement (hereinafter referred to as "ADDENDUM"), dated the 4th day of August, 2000 is by and between SYCONET.COM, INC., a Delaware Corporation (hereinafter referred to as "SYCD"), and ALLIANCE EQUITIES, INC., a Florida Corporation (hereinafter referred to as "ALLIANCE"). SYCD and ALLIANCE are sometimes referred to herein as the "Parties".


                                R E C I T A L S:


     WHEREAS, SYCD and ALLIANCE entered into that certain Funding Agreement dated December 16, 1999, (hereinafter referred to as the "FUNDING AGREEMENT"); and


     WHEREAS,  a dispute has arisen among the Parties to the FUNDING  AGREEMENT;
and


     WHEREAS, the Parties are desirous of resolving all pending claims, and/or potential litigation and claims; and


     WHEREAS, all of the Parties to this ADDENDUM to FUNDING AGREEMENT agree to the terms and conditions as set forth hereafter.


     NOW, THEREFORE, in exchange for TEN ($10.00) DOLLARS and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants contained herein which each of the Parties is relying upon and intends to be bound by, enters into this ADDENDUM to FUNDING AGREEMENT and agrees as follows:

     1. Recitals. The above recitals are true and correct and have the same force and effect as if fully set forth herein.


     2. Representations and Warranties of SYCD. In order to induce ALLIANCE to enter into this ADDENDUM, SYCD hereby represents and warrants as follows:


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     a.  The  execution  of this  Addendum  by SYCD and the  performance  of the requirements under this Addendum will not:

i. Violate any provision or law, regulation or any judgment, writ, injunction, decree or any order of any Court or any other government authority relating to SYCD;

ii. Violate any indenture, contract, or other commitment or restriction by which SYCD is bound;

iii. Be in conflict with, result in or constitute a breach or default on the part of SYCD of any indenture, contract or other commitment or restriction under which they are bound; or

iv. Result in the breach of or default under any agreement, contract, undertaking or other instrument or documents.

     b. SYCD has the full power and authority to make, deliver, enter into and perform all obligations pursuant to the terms and conditions of this Addendum and all exhibits hereto and has taken all necessary action to authorize the president of SYCD to execute, deliver and perform on its behalf, the execution, delivery and performance of the terms and conditions of this Addendum, its exhibits, and all documents to be executed and delivered in connection with this Addendum or in order to consummate the transaction contemplated by this Addendum;

     c. SYCD has freely and voluntarily entered into this Addendum and has had the benefit of legal counsel for all negotiations and drafting in connection with this Addendum;

     d. SYCD shall use its best efforts and good faith to perform all obligations created hereunder;

     e. All warranties and representations by SYCD that are contained in this Addendum are material to this Addendum are complete, true and accurate, can be reasonably relied upon by ALLIANCE without further investigation, are made freely, voluntarily, and without duress, and are or have been made for the specific purpose of inducing ALLIANCE to enter into this Addendum.


     3. Representation and Warranties of ALLIANCE. In order to induce SYCD to enter into this Addendum, ALLIANCE hereby represents and warrants as follows:

     a. The execution of this Addendum by ALLIANCE the performance of the requirements under this Addendum will not:

i. Violate any provision or law, regulation or any judgment, writ, injunction, decree or any order of any Court or any other government authority relating to ALLIANCE;

ii. Violate any indenture, contract, or other commitment or restriction by which ALLIANCE is bound;

iii. Be in conflict with, result in or constitute a breach or default on the part of ALLIANCE, of any indenture, contract or other commitment or restriction under which they are bound; or

iv. Result in the breach of or default under any agreement, contract, undertaking or other instrument or documents.

     b. ALLIANCE has the full power and authority to make, deliver, enter into and perform all obligations pursuant to the terms and conditions of this Addendum and all exhibits hereto and has taken all necessary action to authorize ALLIANCE to execute, deliver and perform on its behalf, the execution, delivery and performance of the terms and conditions of this Addendum, its exhibits, and all documents to be executed and delivered in connection with this Addendum or in order to consummate the transaction contemplated by this Addendum;

     c. ALLIANCE has freely and voluntarily entered into this Addendum and has had the benefit of legal counsel for all negotiations and drafting in connection with this Addendum;

     d. ALLIANCE shall use its best efforts and good faith to perform all obligations created hereunder;

     e. All warranties and representations by ALLIANCE that are contained in this Addendum are material to this Addendum are complete, true and accurate, can be reasonably relied upon by SYCD without further investigation, are made freely, voluntarily, and without duress, and are or have been made for the specific purpose of inducing SYCD to enter into this Addendum.

     4. Modifications to Agreement. The Parties hereby agree to modify and/or amend the Funding Agreement between the Parties as follows:

     a. With respect to Paragraph 1, Financing Commitment, the Parties hereby agree that ALLIANCE's maximum funding obligation to SYCD is hereby reduced from an aggregate of TWO MILLION ($2,000,000.00) DOLLARS to an aggregate of ONE MILLION ($1,000,000.00) DOLLARS. SYCD acknowledges receipt of FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS previously funded in accordance with the Funding Agreement and ALLIANCE acknowledges receipt of 1,269,492 shares of SYCD Common Stock as repayment in full of such FIVE HUNDRED THOUSAND ($500,000.00) DOLLAR loan. ALLIANCE agrees to make the



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remaining FIVE HUNDRED THOUSAND  ($500,000.00) DOLLAR loan, in installments,  to
SYCD as follows:

i. ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLARS upon the execution of this Addendum by the Parties (the "Initial Funding Date"); and

ii. ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLARS two (2) weeks after the Initial Funding Date (the "Second Funding Date"); and

iii. ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLARS two (2) weeks after the Second Funding Date (the "Third Funding Date"); and

iv. ONE HUNDRED THOUSAND ($100,000.00) DOLLARS two (2) weeks after the Third Funding Date (the "Fourth Funding Date"); and

v. TWENTY-FIVE THOUSAND ($25,000.00) DOLLARS two (2) weeks after the Fourth Funding Date as the final payment, in each case by wire transfer to SYCD of available funds.

     b. Provided SYCD receives from ALLIANCE the ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLAR loan on the Initial Funding Date, within five (5) days after such date, SYCD shall issue to ALLIANCE, in repayment of the loan, that number of shares of SYCD Common Stock valued at fifty (50%) percent of the closing bid price of SYCD's Common Stock on the day immediately preceding the date of SYCD's receipt of the subject loan funding payment, as shall equal the principal amount of the loan installment. Following SYCD's receipt from ALLIANCE of each subsequent loan installment, SYCD shall issue to ALLIANCE as repayment of that loan installment, within five (5) days after SYCD's receipt of the loan proceeds therefrom, that number of shares of SYCD Common Stock valued at fifty (50%) percent of the closing bid price of SYCD's Common Stock on the day immediately preceding the date of SYCD's receipt of the subject loan funding payment, as shall equal the principal amount of the loan installment. Inasmuch as all loan installments are to be repaid in shares of SYCD Common Stock, each loan installment shall not bear any interest. In the event SYCD is in default of the obligations in this Section 4.b., ALLIANCE shall not be required to pay the next loan installment due, at ALLIANCE's sole discretion, and thereafter ALLIANCE shall be deemed to have fully performed all of ALLIANCE's obligations under there terms of this Addendum. In the event ALLIANCE fails to make a loan when due, SYCD shall not be obligated to accept any late loan installment. In the event SYCD fails to timely repay the loan when due, ALLIANCE shall not be obligated to accept any late loan payment.

     c. With respect to the current prospectus status of SYCD as filed with the Securities and Exchange Commission ("SEC"), the Parties hereby agree that upon SYCD's receipt from ALLIANCE of the ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLAR loan installment on the Initial Funding Date, SYCD shall use its best efforts to enable its counsel to file a Post-Effective

Amendment to the SB-2 (or an entirely new SB filing, if necessary), disclosing the terms of this Addendum and such other information as said counsel deems necessary under the Federal Securities Law, within five (5) business days after the Initial Funding Date in order to cause the Post-Effective Amendment to the SB-2 to become effective as soon as practicable. SYCD hereby further represents and warrants that from the Initial Funding Date it will use best efforts to comply in all material respects with all such applicable federal, state, and local laws as it relates to the business of SYCD and its continued compliance with all laws and regulations as may be imposed by the SEC or any other governing agency.

     d. Furthermore, the Parties hereby agree that the payment of the second tranche of ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLARS constituting the second payment, or any future loan installments thereafter, shall not be funded by ALLIANCE to SYCD until the Post-Effective Amendment to the SB-2 is declared effective by the SEC in writing. Furthermore, in the event that SYCD is not current with any and all of its filings with the SEC, including, but not limited to, filings of the 10-Q, 10-K or if SYCD receives an "E" suffix to their trading symbol, then all further loan funding payments will be suspended (the "suspension date") and ALLIANCE shall not be required to fund any future loan installments due, in its sole discretion, until after SYCD becomes current or the "E" is removed, and thereafter ALLIANCE shall recommence the loan funding payments as of the suspension date, so long as SYCD not in default as hereinafter setforth, after all applicable cure period. Notwithstanding anything to the contrary, SYCD shall be in default ("event of default") of this Addendum, if (i), if SYCD does not file the Post-Effective Amendment to the SB-2 with the SEC within thirty (30) days from the Initial Funding Date, (ii)the Post-Effective Amendment to the SB-2 is not declared effective by the SEC, in writing within sixty (60) days after filing the Post-Effective Amendment to the SB-2, or (iii) in the event, after sixty (60) days written notice from ALLIANCE, SYCD is not current in the with any and all of its filings with the SEC, and
(iv) in the event, after sixty (60) days written notice from ALLIANCE, SYCD is in default of any other obligation, covenant, representation or warranty contained in this Addendum. In the event of SYCD's uncured default, ALLIANCE, in its sole discretion, shall have the right to permanently suspend all future loan installments, and thereafter ALLIANCE shall be deemed to have fully performed all of ALLIANCE's obligations under there terms of this Addendum.

ALLIANCE acknowledges that SYCD shall be late in its 10-Q filing with the SEC for the period ending June 30, 2000, due August 15, 2000. Notwithstanding such, ALLIANCE shall not waive its rights to declare such late filing by SYCD in default of SYCD's obligations herein, and after the expiration of all applicable cure periods, such shall be an event of default.

     e. Upon the performance of ALLIANCE's obligations set forth in this Addendum, the Parties hereby agree that any inducement fee, consulting fee or any other previous payment paid to ALLIANCE and/or EPSTEIN is deemed fully paid and/or earned as may be applicable.

     f. Upon the performance of ALLIANCE's obligations set forth in this Addendum, then SYCD, upon receipt of such consideration, by this Addendum, hereby remises, releases, acquits, satisfies and forever discharges ALLIANCE and RICHARD EPSTEIN ("EPSTEIN") of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, including, without limitation, claims for lost profits, consequential damages and/or punitive damages, judgments, executions, claims and demands whatsoever, in law or in equity, which SYCD, its subsidiaries and/or affiliates, ever had, now has, or which any personal representative, successor, heir or assign of SYCD, hereafter can, shall or may have, against ALLIANCE or EPSTEIN, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Addendum.

     g. Upon the performance of SYCD's obligations set forth in this Addendum, then ALLIANCE and EPSTEIN, upon receipt of such consideration, by this Addendum, hereby remises, releases, acquits, satisfies and forever discharges SYCD of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which ALLIANCE, its subsidiaries and/or affiliates, and EPSTEIN ever had, now has, or which any personal representative, successor, heir or assign of SYCD, hereafter can, shall or may have, against SYCD, for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Addendum.

     h. SYCD shall have the right, at any time, to terminate ALLIANCE's funding obligations as set forth herein. In the event of any such termination, ALLIANCE shall have no further funding obligations to SYCD hereunder or under the Funding Agreement, and SYCD agrees to waive ALLIANCE's breach of the Funding Agreement for not making the FIVE HUNDRED THOUSAND ($500,000.00) DOLLAR loan to SYCD upon the effectiveness of SYCD's SB-2 and agrees not to seek damages against ALLIANCE or EPSTEIN and its affiliates, resulting from such breach, and thereafter ALLIANCE shall be deemed to have fully performed all of ALLIANCE's obligations under there terms of this Addendum.


     i. Except as expressly set forth herein, all of the terms of the Funding Agreement shall remain in full force and effect.

     5. Miscellaneous Provisions.

     a. Notices. All notices required or permitted to be given under the terms of this Agreement shall be in writing. Notices may be personally delivered to a Party, or may be given by fax if electronic confirmation of transmission is obtained, or may be mailed to a Party. Notices are deemed given when received by the Party being noticed. However if a notice is mailed to a Party by certified mail, return receipt requested, proper postage prepaid, in an envelope addressed to the address of the Party set forth in the first paragraph of this Agreement (or such other address as may be designated by a Party by giving notice thereof to all other Parties) then such notice shall be deemed given on the third day after it is turned over to the custody of the United States Postal Service. SYCD's number for notification via facsimile is (703) 366-3501, and ALLIANCE's number for notification via facsimile is (954) 752-3216.

     b. Further Assurances. All Parties shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

     c. Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     d.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts. All executed counterparts shall constitute one agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

     e. Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any provision hereof.

     f. Completeness and Modification. This Addendum constitutes the entire understanding among the Parties concerning the subject matter hereof and, to the extent it modifies the Funding Agreement, it supersedes all prior or contemporaneous agreements or understandings. No waiver or modification of the terms hereof shall be valid unless in writing signed by the Party or Parties to be charged and only to the extent therein set forth. No covenant, representation or condition not expressed in this Agreement shall offset or be effective to interpret, change or restrict the express provisions of this Agreement.

     g. Severability. The invalidity in whole or in part of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word, or of any provision of this Agreement shall not affect the validity of the remaining portions thereof.

     h. Construction. Each Party has reviewed this Agreement and the rule of construction that ambiguities are to be resolved against the Party drafting this Agreement shall not apply.

     i. Binding Effect. This Agreement shall be binding upon the heirs, personal representatives, guardians, legal representatives, administrators, assigns and successors of the parties hereto.

     j. Time is of the Essence. With respect to all of the obligations of each Party contained in this Agreement, time shall be of the essence.

     IN WITNESS WHEREOF the above parties have executed this ADDENDUM on the day and date first above-written.


WITNESSES:                              ALLIANCE EQUITIES, INC.


                                        /s/ Richard Epstein
                                        ------------------------------
                                        RICHARD EPSTEIN, President



                                        SYCONET.COM, INC.


                                        /s/ William Spears
                                        ------------------------------
                                        WILLIAM SPEARS, President



                           JOINDER BY RICHARD EPSTEIN


The undersigned, Richard Epstein, individually, hereby joins in the provision of
Section 4.g. only


                                        /s/ Richard Epstein
                                        -------------------------------
                                        RICHARD EPSTEIN


6643.006 Amendment to Funding Agr.4